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                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) March 6, 1998
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                            FLEET FINANCIAL GROUP, INC.
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               (Exact name of registrant as specified in its charter)


                                    RHODE ISLAND
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                   (State or other jurisdiction of incorporation)


              1-6366                                     05-0341324
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     (Commission File Number)              (IRS Employer Identification No.)

     One Federal Street, Boston, MA                      02110
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(Address of principal executive offices)               (Zip Code)

          Registrant's telephone number, including area code:  617-346-4000
                                                               ------------

            --------------------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 5.   OTHER EVENTS.

          Fleet hereby files its Audited Financial Statements and Notes thereto as of December 31, 1997 attached hereto as Exhibit 99.


Item 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS.

          The following exhibits are filed as part of this report:

          Exhibit No.    Description
          -----------    -----------
              23         Consent of KPMG Peat Marwick LLP
              99         Management's Discussion and Analysis; Selected
                         Financial Highlights; Supplemental Financial
                         Information; Consolidated Statements of Income for the years ended December 31, 1997, 1996, and 1995;
                         Consolidated Balance Sheets as of December 31, 1997 and
                         1996; Consolidated Statements of Changes in
                         Stockholders' Equity, and Consolidated Statements of
                         Cash Flows for the years ended December 31, 1997, 1996, and 1995 and footnotes related thereto; Management's
                         Report on Financial Statements; and Report of
                         Independent Auditors.


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.


                                        FLEET FINANCIAL GROUP, INC.
                                        Registrant


                                        By    /s/  Robert C. Lamb, Jr.
                                          ----------------------------
                                                   Robert C. Lamb, Jr.
                                                   Controller
                                                   Chief Accounting Officer



Dated:  March 6, 1998